UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2012

EXELIS INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1650 Tysons Boulevard, Suite 1700 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 790-6300
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 Results of Operations and Financial Condition ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

EX-99.1 EX-99.2

ITEM 2.02   Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Exelis Inc. (the “Company”) for the fourth quarter and full year ending December 31, 2011 and fiscal 2012 guidance as presented in a press release issued by the Company on March 2, 2012.  This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01 Regulation FD Disclosure.

Mr. David Melcher, Chief Executive Officer and President, and Mr. Peter Milligan, Senior Vice President and Chief Financial Officer, will present the financial information for the Company for the fourth quarter and full year ending December 31, 2011 and fiscal 2012 guidance on March 2, 2012.  A copy of the presentation is attached hereto and incorporated by reference herein as Exhibit 99.2.  This information is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.	Description

99.1	News Release of Exelis Inc., dated March 2, 2012
99.2	Presentation slides issued by Exelis Inc. on March 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.

Date:	March 2, 2012	By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar
Assistant Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	News Release of Exelis Inc., dated March 2, 2012
99.2	Presentation slides issued by Exelis Inc. on March 2, 2012